UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2021

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Prospect Street, Suite 210, La Jolla, CA USA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 760-943-1689

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 16, 2021, the Company received a formal notification via letter from The Nasdaq Stock Market LLC (“Nasdaq”) confirming that the Company had regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”), which requires that the Company’s common stock maintain a minimum bid price of at least $1.00 per share, and that the matter is now closed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date: February 16, 2021

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